                                                                EXHIBIT 5(b)(iv)

COMPLETE AND RETURN TO:                   AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
Annuity Administration                     --------------------------------------------
  P.O. Box 1401                            A Subsidiary of American General Corporation
Houston, TX 77251-1401                     --------------------------------------------
   (800)360-4268                                          HOUSTON, TEXAS
Fax (713)831-3701                               PLATINUM INVESTOR VARIABLE ANNUITY
                                                         -SERVICE REQUEST-
------------------------------------------------------------------------------------------------------------------------------------
[X] CONTRACT             1.  CONTRACT #:________________________________________ ANNUITANT:_________________________________________
    IDENTIFICATION           CONTRACT OWNER(S):_____________________________________________________________________________________
    (COMPLETE SECTIONS       ADDRESS:          _____________________________________________________________________________________
         1 AND 16
    FOR ALL REQUESTS         [_] CHECK HERE IF
   INDICATE CHANGE OR        CHANGE OF ADDRESS _____________________________________________________________________________________
  REQUEST DESIRED BELOW.     SS. NO. OR TAX I.D. NO.:_____________/______________/___________ Phone Number: (____)__________________
------------------------------------------------------------------------------------------------------------------------------------
    NAME                 2.  [_] Annuitant* [_] Beneficiary* [_] Owner(s)* (* DOES NOT CHANGE ANNUITANT, BENEFICIARY, OR
    CHANGE                                                                  OWNERSHIP DESIGNATION.)
                             _______________________________________________________________________________________________________
                             FROM (FIRST, MIDDLE, LAST):                           TO (FIRST, MIDDLE, LAST):
                             _______________________________________________________________________________________________________
                             Reason:  [_] Marriage  [_] Divorce  [_] Correction  [_] Other (ATTACH CERTIFIED COPY OF COURT ORDER.)
------------------------------------------------------------------------------------------------------------------------------------
[_] DUPLICATE            3.  I/we hereby certify that the contract for the listed number has been [_]LOST [_]DESTROYED [_]OTHER_____
    CONTRACT                 Unless I/we have directed cancellation of the contract, I/we request that a Certificate of Lost
                             Contract be issued. If the original contract is located, I/we will return the Certificate of Lost
                             Contract to AGL to be voided.
------------------------------------------------------------------------------------------------------------------------------------
[_] BENEFICIARY          4.  PRIMARY                                             CONTINGENT
    CHANGE                   ______________________________________________      ___________________________________________________
                                      RELATIONSHIP TO ANNUITANT                                RELATIONSHIP TO ANNUITANT
------------------------------------------------------------------------------------------------------------------------------------
  THIS SECTION IS            This change of beneficiary has been approved by AGL at its Administrative Office, and presentation of
FOR ADMINISTRATIVE           the Contract for endorsement has been waived.
 OFFICE USE ONLY             DATE OF APPROVAL:_______________________________  BY:__________________________________________________
                                                                                     AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------------------------------------------------------------------------------------------------------------------------
[_] AUTOMATIC            5.  ___ By initialing here, I authorize American General Life to collect $____(min. $100), starting month/
    ADDITIONAL               day ______ by initiating electronic debit entries against my bank account with the following frequency:
    PREMIUM PAYMENT          [_] Monthly  [_] Quarterly  [_] Semiannually  [_] Annually    (ATTACH VOIDED CHECK TO SERVICE REQUEST).
    OPTION
------------------------------------------------------------------------------------------------------------------------------------
[_] DOLLAR COST          6.  Dollar cost average [_]$__________  OR  [_] _________% (whole % only)   Begin Date: ____/____/____
    AVERAGING                                                                                                     MM   DD   YY
                             Taken from the: [_] Money Market OR [_] 1-Year Guarantee Period
                             Frequency:       [_] Monthly    [_] Quarterly    [_] Semiannually    [_] Annually
                             Duration:        [_] 12 months  [_] 24 Months    [_] 36 months       [_] 48 months     [_] 60 months
                             to be allocated to the following division(s) as indicated. (Use only dollars OR percentages.)
                             AIM VARIABLE INSURANCE FUNDS, INC.                 DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
                               AIM V.I. International Equity (143)  _____         Socially Responsible Growth (149)
                               AIM V.I. Value (144)                 _____       DREYFUS VARIABLE INVESTMENT FUND
                             AMERICAN GENERAL SERIES PORTFOLIO COMPANY            Quality Bond (153)                 _____
                               International Equities (145)         _____         Small Cap (155)                    _____
                               MidCap Index (146)                   _____       MFS VARIABLE INSURANCE TRUST
                               Money Market (147)                   _____         MFS Emerging Growth (156)          _____
                               Stock Index (148)                    _____       MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                                                                  Equity Growth (157)                _____
                                                                                  High Yield (158)                   _____
                             SAFECO RESOURCE SERIES TRUST
                               Equity (159)                         _____
                               Growth (160)                         _____
                             TEMPLETON VARIABLE PRODUCTS SERIES FUND
                               Templeton Asset Allocation (161)     _____
                               Templeton International (162)        _____
                             VAN KAMPEN LIFE INVESTMENT TRUST
                               Strategic Stock (163)                _____
                             Other __________________________       _____
------------------------------------------------------------------------------------------------------------------------------------
[_] AUTOMATIC            7.  [_] ADD                [_] STOP Automatic Rebalancing.
    REBALANCING              [_] CHANGE Automatic Rebalancing of variable investments to the percentage allocations indicated below:
  (25,000 MINIMUM)           [_] Quarterly          [_] Semiannually             [_] Annually (based on contract anniversary)
USE WHOLE PERCENTAGES;
TOTAL MUST EQUAL 100%        AIM VARIABLE INSURANCE FUNDS, INC.                 DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
                               AIM V.I. International Equity (143)  _____         Socially Responsible Growth (149)
                               AIM V.I. Value (144)                 _____       DREYFUS VARIABLE INVESTMENT FUND
                             AMERICAN GENERAL SERIES PORTFOLIO COMPANY            Quality Bond (153)                 _____
                               International Equities (145)         _____         Small Cap (155)                    _____
                               MidCap Index (146)                   _____       MFS VARIABLE INSURANCE TRUST
                               Money Market (147)                   _____         MFS Emerging Growth (156)          _____
                               Stock Index (148)                    _____       MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                                                                  Equity Growth (157)                _____
                                                                                  High Yield (158)                   _____
                             SAFECO RESOURCE SERIES TRUST
                               Equity (159)                         _____
                               Growth (160)                         _____
                             TEMPLETON VARIABLE PRODUCTS SERIES FUND
                               Templeton Asset Allocation (161)     _____
                               Templeton International (162)        _____
                             VAN KAMPEN LIFE INVESTMENT TRUST
                               Strategic Stock (163)                _____
                             Other __________________________       _____
                             NOTE: Automatic Rebalancing is only available for variable divisions. Automatic Rebalancing will not change allocation of future purchase payments. Not available if DCA is chosen.
------------------------------------------------------------------------------------------------------------------------------------
[_] CHANGE               8.  AIM VARIABLE INSURANCE FUNDS, INC.                 DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
    ALLOCATION OF              AIM V.I. International Equity (143)  _____         Socially Responsible Growth (149)
    FUTURE PURCHASE            AIM V.I. Value (144)                 _____       DREYFUS VARIABLE INVESTMENT FUND
    PAYMENTS                 AMERICAN GENERAL SERIES PORTFOLIO COMPANY            Quality Bond (153)                 _____
                               International Equities (145)         _____         Small Cap (155)                    _____
USE WHOLE PERCENTAGES;         MidCap Index (146)                   _____       MFS VARIABLE INSURANCE TRUST
TOTAL MUST EQUAL 100%          Money Market (147)                   _____         MFS Emerging Growth (156)          _____
                               Stock Index (148)                    _____       MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                                                                  Equity Growth (157)                _____
                                                                                  High Yield (158)                   _____
                             SAFECO RESOURCE SERIES TRUST
                               Equity (159)                         _____
                               Growth (160)                         _____
                             TEMPLETON VARIABLE PRODUCTS SERIES FUND
                               Templeton Asset Allocation (161)     _____
                               Templeton International (162)        _____
                             VAN KAMPEN LIFE INVESTMENT TRUST
                               Strategic Stock (163)                _____
                             Other __________________________       _____
                             NOTE: A change to the allocation of future purchase payments will not alter Automatic Rebalancing allocations.
------------------------------------------------------------------------------------------------------------------------------------
                                                            PAGE 1 of 2